SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)

                         January 14, 1994


                 SAFECARD SERVICES, INCORPORATED
      ---------------------------------------------------
      (Exact name of registrant as specified in charter).



Delaware                         1-10411           13-2650534
- ----------------------------     -----------       -------------
(State or other jurisdiction     (Commission       (IRS Employer
of incorporation)                File Number)      Identification
                                                   No.)


3001 E. Pershing Boulevard, Cheyenne, WY               82001
- -----------------------------------------           ----------
(Address of principal executive offices)            (zip code)


                      Registrant's telephone number,
                   including area code:  (307)771-2700


                                  N/A
(Former name or former address, if changed since last report).








Item 5.     Other Events

     Peter Halmos filed a counterclaim in the suit he initiated in the Circuit Court for the 17th Judicial Circuit in and for Broward County, Florida. The counterclaim is attached as Exhibit 1.

                                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               SAFECARD SERVICES, INCORPORATED



                               BY:      /s/ Gerald R. Cahill
                                        ----------------------
                               Name:    Gerald R. Cahill
                               Title:   Chief Operating Officer



January 20, 1994